EXHIBIT 23.1
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                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement on Form S-3 of Able Laboratories, Inc. (the "Company") of our report, dated January 31, 2003, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and to the reference to our Firm under the heading "Experts" in the prospectus which is part of this Registration Statement.



                                                     /s/ Wolf & Company, P.C.
                                                     --------------------------
                                                     WOLF & COMPANY, P.C.



Boston, Massachusetts
July 11, 2003